Exhibit 10.01

EXECUTION COPY

LOAN EXTENSION AND MODIFICATION AGREEMENT

This LOAN EXTENSION AND MODIFICATION AGREEMENT (this “Agreement”) is dated as of August 12, 2010, but intended to be effective as of June 30, 2010, by and between ONE Bio, Corp., a Florida corporation trading on the OTC Bulletin Board under the symbol “ONBI.OB” (the “Borrower”), and each of the purchasers listed on Schedule 1 to the Purchase Agreement (as defined below) (the “Purchasers”).

Terms not otherwise defined herein shall have the meaning ascribed to such terms in either of the following agreements, as applicable: (i) the Securities Purchase and Registration Rights Agreement, by and between the Borrower and the Purchasers, dated as of January 8, 2010 (the “Purchase Agreement”); (ii) the form of Convertible Promissory Note, attached hereto as Exhibit A, which form was executed by the Borrower and each of the Purchasers in the principal amount with respect to each such Purchaser as specified on Schedule 1 to the Purchase Agreement  (the “Original Notes”); or (iii) the form of the Common Stock Purchase Warrant, attached hereto as Exhibit B, which form was executed by Borrower and each of the Purchasers entitling each such Purchaser to purchase the number of shares of Common Stock as specified on Schedule 1 to the Purchase Agreement (the “Original Warrants”).

WITNESSETH:

WHEREAS, pursuant to the Purchase Agreement the Borrower obtained loans from the Purchasers in the aggregate principal amount of $3,000,000 (the “Loan”);

WHEREAS, the Loan is evidenced by the Purchase Agreement and the Original Notes;

WHEREAS, the obligations of Borrower under the Purchase Agreement are secured by, the (a) pledges of (i) an aggregate of 6,000,000 shares of the Common Stock of the Borrower held by One-V Group, LLC, Jeanne Chan and Michael Weingarten; (ii) 80% of the issued and outstanding common stock of Green Planet Bioengineering, Co., Ltd, a Delaware corporation (“GP”), constituting 86.5% of the capital stock of GP held by the Borrower; (iii) 98% of the issued and outstanding capital stock of United Green Technology, Inc., a Nevada corporation (“UGTI”), constituting 100% of the capital stock of UGTI held by the Borrower; (iv) 100% of the issued and outstanding ordinary shares of Elevated Throne Overseas, Ltd, a British Virgin Islands company (“Throne”), all of which are held by GP; (v) 100% of the issued and outstanding ordinary shares of Supreme Discovery Group, Ltd., a British Virgin Islands company (“Supreme”), all of which are held by UGTI and (b) guarantees of all of the obligations of the Borrower pursuant to the Purchase Agreement and the Notes made by (i) Throne, (ii) Supreme, (iii) GP and (iv) UGTI (the foregoing pledges and guarantees described in this recital, together with the Purchase Agreement, the Notes and the Warrants, hereinafter referred to as the “Loan Documents”), and all of the foregoing pledges and guarantees are intended to and shall remain on full force and effect;

WHEREAS, pursuant to the Original Notes: (i) the Maturity Date is October 11, 2010 (the “Original Maturity Date”); (ii) on the Original Maturity Date, unless and to the extent that the Original Notes were converted in accordance with the terms therein, all outstanding principal and any accrued and unpaid interest due and owing under each Original Note is to be immediately paid by Borrower to the respective Purchaser, and (iii) each Purchaser has the sole discretion to extend the Original Maturity Date with respect to their respective Original Note;

WHEREAS, the Borrower seeks the Purchasers’ consent to modify and extend the Original Maturity Date of all Amended Notes to December 10, 2010 with an option to further extend the Original Maturity Date of any Amended Note to January 10, 2011 with the consent of the Purchaser thereof (as and if so extended, as to any such Amended Note, the “Amended Maturity Date”), and the Purchasers, upon and subject to all covenants, terms and conditions provided herein and in the Amended Loan Documents (as defined below), and on the basis of the facts and statements contained in the foregoing recitals, are willing to consent to the Amended Maturity Date; and

WHEREAS, in addition to the Amended Maturity Date, the Borrower seeks the Purchasers’ consent to modify other terms and conditions of the Original Notes and the Original Warrants as more fully set forth herein, and the Purchasers, upon and subject to all covenants, terms and conditions provided herein and in the Amended Loan Documents, and on the basis of the facts and statements contained in the foregoing recitals, are willing to consent to such modifications as set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchasers and Borrower agree as follows:

1.           Extension.  All references to the Original Maturity Date in the Loan Documents are hereby changed to refer to the Amended Maturity Date.

2.           Note Conversion Option.  Effectively as of June 30, 2010, any and all of the Purchasers’ conversion rights set forth in the Original Notes to convert the Original Notes into shares of Common Stock of the Borrower (the “Conversion Rights”) are terminated, as further set forth on the amended and restated form of note attached hereto as Exhibit C (the “Amended Notes”).

3.           Fixed Additional Payment Upon Exercise of Over-Allotment Option.  In lieu of, and in partial consideration for termination of the Purchasers’ Conversion Rights, but in addition to the Premium Payment, should the Borrower issue any shares of its Common Stock pursuant to the exercise of an over-allotment option granted to underwriters in connection with a New Financing, any proceeds received by the Borrower in connection with such issuance shall first be paid to Purchasers, provided that such amount paid to the Purchasers shall not exceed six hundred seventy five thousand dollars ($675,000) (the “Fixed Payment”).  The Fixed Payment shall be paid on a pro-rata basis to the Purchasers based on the principal balance due to each such Purchaser under the Amended Notes as of the date hereof relative to the outstanding balance due to all Purchasers under all the Amended Notes as of the date hereof.  For purposes of this Agreement, the term “New Financing” shall mean any public offering of Common Stock or any other publicly-offered equity or convertible debt financing by Issuer that is closed prior to the Amended Maturity Date of the Amended Note.

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4.           Cancellation of Original Warrants; New Warrants.  Effectively as of June 30, 2010, all Original Warrants issued in connection with the Purchase Agreement are deemed cancelled and are of no further force and effect.  Upon the closing of a New Financing on or prior to the Amended Maturity Date of the Purchaser’s Amended Note, but not at any date or time prior thereto, each Purchaser shall be issued new warrants, in the form substantially attached hereto as Exhibit D, representing the right to purchase the same number of shares of Common Stock as set forth on Schedule 1 to the Purchase Agreement (the “New Warrants” and, together with the Amended Notes and the Purchase Agreement, the “Amended Loan Documents”). If a New Financing is not consummated on or prior to the Amended Maturity Date of the Purchaser’s Amended Note, the New Warrants shall not be issued.

5.           Cancellation Premium.  In exchange for the cancellation of the Original Warrants and loss to the holders thereof of the potentially substantial future benefits conferred thereby, and in the event that the Company does not close a New Financing prior to the last Amended Maturity Date, and as a consequence thereof does not issue New Warrants to Purchasers, the Company shall pay to Purchasers the following: (i) $300,000 immediately upon the expiration of the six-month anniversary of the latest Amended Maturity Date, and (ii) an additional $300,000 immediately upon the expiration of the one-year anniversary of the latest Amended Maturity Date ((i) and (ii), collectively, the “Cancellation Premium”).  The payment of the Cancellation Premium shall be paid on a pro-rata basis to the Purchasers based on the principal balance due to each such Purchaser under the Amended Notes as of the date hereof relative to the outstanding balance due to all Purchasers under all the Amended Notes as of the date hereof, and without regard as to whether any Purchaser further extended or did not further extend the Amended Maturity Date of the Amended Note held by it.  The Company’s conditional obligation to pay the Cancellation Premium to the Purchasers is and shall be deemed indebtedness of the Company that is secured by the terms of the Loan Documents.  Notwithstanding the foregoing, in the event that the Company both (a) closes a New Financing on or prior to the Amended Maturity Date of the Purchaser’s Amended Note and (b) issues New Warrants to all Purchasers in connection therewith, the Company shall no longer be obligated to pay the Cancellation Premium to any of the Purchasers, and the Purchasers shall forego any rights thereto.

6.           Fees and Expenses.  The Borrower shall reimburse Purchasers for all of Purchasers’ legal fees and other out-of-pocket expenses incurred in connection with the preparation and negotiation of this Agreement.

7.           References; No Further Modifications.  All references in the Loan Documents to the Notes and Warrants shall be deemed to be references to the Amended Note and the New Warrant.

8.           No Defaults. Borrower, by execution of this Agreement, hereby represents and warrants that as of the date hereof, no Event of Default is continuing.  Purchasers, by execution of this Agreement, hereby waive any Event of Default that occurred prior to the date of this Agreement.

9.           Amendment and Waiver.  No term, covenant, agreement or condition of this Agreement may be amended unless in a writing and executed by all of the parties hereto.  No waiver of any term, covenant, agreement or condition of this Agreement by a party shall be effective unless in a writing executed by the waiving party.

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10.         Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, except that the assignment of the rights and obligations of the Borrower hereunder shall be subject to the restrictions on transfers and assignments contained in the Amended Loan Documents.

11.         Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

12.         Integration and Severability.  This Agreement, taken together with the Amended Loan Documents, embodies the entire agreement and understanding among the Purchasers, and the Borrower with respect to the matters addressed herein, and supersedes all prior agreements and understandings relating to the subject matter hereof.  In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

13.         Conflict with Existing Loan Documents.  Notwithstanding any provision to the contrary contained in this Agreement or any of the Amended Loan Documents, if any of the provisions of the Amended Loan Documents conflict with or are inconsistent with the provisions of this Agreement, this Agreement shall control and govern.

14.         Captions.  The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

15.         Governing Law.  WITH RESPECT TO ANY ACTION OR DISPUTE BETWEEN BORROWER AND THE PURCHASERS THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

16.         Loan Extension Agreement.  It is the intention and understanding of the parties hereto that this Agreement shall act as an extension of the Loan and that this Agreement shall not act as a novation of such Loan.

[NO REMAINING TEXT ON PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date in August 2010 first above written, but with intended effect from and after June 30, 2010.
BORROWER:

ONE BIO, CORP.

By:	/s/ Marius Silvasan
Name: Marius Silvasan
Title: CEO
	Address:	8525 NW 53rd Terr., Suite C101
Doral, Fl 33166
		Attention:	Chief Executive Officer
Facsimile:

PURCHASERS:

UTA CAPITAL LLC, a Delaware limited liability company By: YZT Management LLC, its Managing Member

By:	/s/ Udi Toledano
Name: Udi Toledano
Title: Managing Member
	Address:	100 Executive Drive, Suite 330
West Orange, NJ 07052
Facsimile: (973) 736-0201

FRONTIER PTY LTD,
an Australian Company

By:	/s/ Michael Karp
Name: Michael Karp
Title: Director
	Address:	Level 3
468 St. Kilda Road
Melbourne Vic. 3004
Australia

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PURCHASERS CONT’D:

GAL DYMANT

/s/ Gal Dymant
Gal Dymant

Address:	Flat B, 21/F
Tower 1, Estoril Court
55 Garden Road
Hong Kong, HK

ALAN FOURNIER
/s/ Alan Fournier
Alan Fournier

Address:	11 Spring Hollow Road
Far Hills, New Jersey 07931

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EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

ONE BIO, CORP.
CONVERTIBLE PROMISSORY NOTE

$_________________	New York, New York January 8, 2010

FOR VALUE RECEIVED, the undersigned, ONE Bio, Corp., a Florida corporation with its principal office located at 8525 NW 53rd Terrace, Suite C101, Doral, Florida 33166 (“Issuer”), hereby unconditionally promises to pay to ____________________________, a ________ (“Purchaser”), on the Maturity Date (as defined in Section 4 hereof) to the order of Purchaser, at the office of Purchaser located at _______________________________ or such other address designated by Purchaser, in lawful money of the United States of America and in immediately available funds, the principal amount of (i) _____________ ($_______________) Dollars or (ii) if less as a result of any voluntary conversion(s) of this Note in part in accordance with Section 6 hereof, the aggregate unpaid principal amount of this Note.

1.           PURCHASE AGREEMENT.  This Note is one of a series of identical (except with respect to principal amount) notes (collectively, the “Notes”) purchased under that certain Securities Purchase and Registration Rights Agreement, dated as of January 8, 2010, among Issuer, Purchaser and certain other purchasers of the Notes (as may be amended from time to time, the “Purchase Agreement”).  The Purchaser is entitled to the benefits and subject to certain obligations under the Purchase Agreement and may enforce the agreements of the Issuer contained therein and exercise the remedies provided thereby.  All words and phrases used herein and not otherwise specifically defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement to the extent the same are used or defined therein.

2.           HEADINGS, ETC.  The headings and captions of the numbered paragraphs of this Note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.  Whenever used, the singular number shall include the plural, the plural the singular, and the words “Purchaser” and “Issuer” shall include, respectively, their respective successors and assigns; provided, however, that the Issuer shall in no event or under any circumstance have the right to assign or transfer its obligations under this Note.

3.           SECURITY.  The obligations of Issuer hereunder are initially secured by (a) certain pledges of securities of the Issuer being provided by certain of the issuer’s stockholders, and (b) certain guarantees being made by the Issuer’s two British Virgin Islands subsidiaries, and, upon any Final Closing shall be further secured by (c) certain  pledges of securities of certain of the Issuer’s U.S. subsidiaries being provided by the Issuer, (d) certain guarantees being made by certain of the Issuer’s U.S. subsidiaries, (e) certain  pledges of securities of the Issuer’s two British Virgin Islands subsidiaries being provided by certain of the Issuer’s U.S. subsidiaries, and (f) certain agreement, covenants and account control rights being provided by the Issuer’s indirect wholly-owned subsidiaries and their controlled operating companies in the People’s Republic of China, each as set forth in the Purchase Agreement or in ancillary agreements referred to in the Purchase Agreement, which Purchaser is entitled to the benefits of.

4.           MATURITY.  Unless otherwise converted into the Conversion Shares (as defined in Section 6 hereof) in accordance with the provisions hereof, each Note shall mature on October 11, 2010, unless such date shall be otherwise extended in writing by a Purchaser in its sole discretion (such date, the “Maturity Date”).  On the Maturity Date, unless, and to the extent, converted into Conversion Shares in accordance with the provisions hereof, all outstanding principal and any accrued and unpaid interest due and owing under the Note (and a premium payment of twenty percent (20%) of the original principal amount of the Notes if Issuer does not complete a New Financing (as defined in Section 6 hereof) on or prior to the Maturity Date (the “Premium Payment”)), shall be immediately paid by Issuer.

5.           INTEREST; INTEREST RATE; PAYMENT.  (a) The Note shall bear interest (other than interest accruing as a result of a failure by Issuer to pay any amount when due as set forth in subparagraph (b) below) at an annual interest rate equal to eight percent (8%) per annum on the then outstanding principal balance (the “Interest Rate”).  Interest (other than interest accruing as a result of a failure by Issuer to pay any amount when due as set forth in subparagraph (b) below) shall accrue until all amounts owed under the Note shall be fully repaid or the date on which such Note shall be converted, in whole, into the Conversion Shares (the “Conversion Date”), as the case may be, and shall be due and payable quarterly in arrears on the last business day of each calendar quarter following the issuance date.

  (b)         If all or a portion of the principal amount of the Note or any interest payable thereon shall not be repaid when due whether on the applicable repayment date, by acceleration or otherwise, such overdue amounts shall bear interest at a rate per annum that is three percent (3%) above the Interest Rate from the date of such non-payment until such amount is paid in full (before as well as after judgment).

  (c)         All payments to be made by Issuer hereunder shall be made, without setoff or counterclaim, in lawful money of the United States by check or wire transfer in immediately available funds.

6.           CONVERSION.  (a) At any time prior to the Maturity Date, Purchaser will have the option to convert the entire principal and interest accrued and owing on this Note, or any portion of the principal and/or interest thereof, into shares (the “Conversion Shares”) of Issuer’s Common Stock at the Conversion Price (as defined below).  For purposes hereof, “Conversion Price” shall mean the lesser of (i) the market value of Issuer’s Common Stock as of the Initial Closing Date, which shall be deemed equal to the volume weighted average sale price of Issuer’s Common Stock for the ten (10) trading days ending immediately preceding the Initial Closing Date, or (ii) 65% of the price per share offered by Issuer in any publicly offered Common Stock or other equity or convertible debt financing by Issuer that is closed within nine (9) months of the Initial Closing Date (a “New Financing”).

  (b)         Upon conversion, Purchaser shall be entitled to receive the number of Conversion Shares calculated by dividing the amount being converted by the Conversion Price.  No fractional shares of Conversion Shares shall be issued upon conversion.  In lieu of any fractional shares to which Purchaser would otherwise be entitled, Issuer shall pay cash in an amount equal to such fraction multiplied by the Conversion Price.  All references herein to Common Stock are deemed to apply to Conversion Shares.

7.           CONVERSION PROCEDURES.  In order to exercise the conversion rights set forth in Section 6 hereof, Purchaser shall surrender the Note, appropriately endorsed, to Issuer at Issuer’s principal office, accompanied by written notice to Issuer setting forth the amount of principal and interest to be converted, the name or names (with address(es)) in which the Conversion Shares issuable upon such conversion shall be issued and registered on the books of Issuer.  For purposes hereof, the “Conversion Date” shall be deemed to be the date the Note and notice is received by Issuer for conversion.  Within three (3) business days after the Conversion Date, Issuer shall deliver to Purchaser (i) a stock certificate for the Conversion Shares or (ii) a notice certified by Issuer’s Secretary that the Conversion Shares due on such conversion have been issued to and registered on the books of Issuer in the name or names specified by Purchaser. Issuer shall, upon request of Purchaser, and subsequent to the date on which a registration statement covering the resale of the Conversion Shares has been declared effective by the SEC, use its best efforts to deliver Conversion Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.  If by the third (3rd) Trading Day after conversion of this Note, Issuer fails to deliver the required number of Conversion Shares, Purchaser will have the right to rescind the exercise.  If by the third (3rd) Trading Day after conversion, Issuer fails to deliver the required number of Conversion Shares, and if after such third Trading Day (3rd) and prior to the receipt of such Conversion Shares, Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by Purchaser of Conversion Shares (in a non-short sale transaction) which Purchaser anticipated receiving upon such conversion (a “Buy In”), then Issuer shall (i) pay in cash to Purchaser the amount by which (x) Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Conversion Shares that Issuer was required to deliver to Purchaser in connection with the conversion at issue by (B) the closing bid price of the Common Stock on the conversion date and (ii) at the option of Purchaser, either reinstate the portion of the Note and equivalent number of Conversion Shares for which such conversion was not honored or deliver to Purchaser the number of shares of Conversion Shares that would have been issued had Issuer timely complied with its exercise and delivery obligations hereunder.  Purchaser shall provide Issuer written notice indicating the amounts payable to Purchaser in respect of the Buy In. In the case of conversion of less than the entire principal of and interest under the Note, Issuer shall cancel said Note and shall execute and deliver a new Note of like tenor for the unconverted amount of the Note dated the date of initial issuance of the Note.

8.           PAYMENT RIGHTS UPON MERGER, CONSOLIDATION, ETC.; VOLUNTARY PREPAYMENT.  If, at any time, prior to the Maturity Date, Issuer proposes to consolidate or effect any other corporate reorganization with, or merge into, another corporation or entity that previously did not hold, directly or indirectly, more than twenty percent (20%) of the Company’s Common Stock, whereby  such corporation or entity immediately subsequent to such consolidation, merger or reorganization will own capital stock of Issuer or entity surviving such merger, consolidation or reorganization representing more than fifty (50%) percent of the combined voting power of the outstanding securities of Issuer or such entity immediately after such consolidation, merger or reorganization, or has the right to elect nominees to a represent a majority of Issuer’s Board of Directors (a “Change of Control Event”), then Issuer shall provide Purchaser with at least ten (10) days’ prior written notice of any such proposed action, and Purchaser will, at its option, have the right to demand immediate payment of all amounts due and owing under the Note (including all accrued and unpaid interest and the payment of the Premium Payment) in cash or in Company Common Stock valued at the lesser of (i) the closing price of the Company Common Stock on the date of the mailing of such written notice or (ii) the then-effective Conversion Price.  Purchaser will give Issuer written notice of such demand within five (5) days after receiving notice of the Change of Control Event.  All amounts due and owing hereunder shall be paid by Issuer to Purchaser within five (5) days from the date of such written notice via federal funds wire transfer(s) of immediately available funds, or in the case of the issuance of Company Common Stock in lieu of cash, the issuance shall take place prior to the consummation of the Change of Control Event, in accordance with written instructions provided to Issuer by Purchaser.

9.           ASSURANCES WITH RESPECT OF CONVERSION RIGHTS.  Issuer shall not, by amendment of its Certificate of Incorporation or By-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Issuer but shall at all times in good faith assist in the carrying out of all the provisions of this Agreement and in taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of Purchaser against impairment.

10.         EVENTS OF DEFAULT.  If any of the following events (each, an “Event of Default”) shall occur and be continuing:

  (a)         Issuer shall fail to pay any amount payable under this Note within three (3) business days after such payment becomes due in accordance with the terms hereof;

  (b)         Issuer or any Subsidiary shall fail to pay when due, and it shall continue unremedied for a period of ten (10) calendar days, whether upon acceleration, prepayment obligation or otherwise, any indebtedness and/or other sums payable by Issuer or any Subsidiary;

  (c)         dissolution, termination of existence, suspension or discontinuance of business (other than as a result of a consolidation of one or more of the Issuer’s subsidiaries with the Issuer or another subsidiary) or ceasing to operate as going concern of Issuer or any Subsidiary;

  (d)         any representation or warranty made or deemed made by Issuer herein, in the Purchase Agreement or in any other agreement, certificate or instrument contemplated by this Note or the Purchase Agreement or that is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Note or the Purchase Agreement shall have been incorrect in any material respect on or as of the date made or deemed made;

  (e)         Issuer shall default, in any material respect, in the observance or performance of any other agreement contained in this Note, Sections 6, 11.3(c), 12, 14 or 15 of the Purchase Agreement, the Company Pledge and Security Agreement, the US Subsidiary Guarantee and Pledge and Security Agreements, the BVI Subsidiary Guarantee and Security Agreements, the WFOE Collateral Security Agreements, the Acknowledgement Agreements, or any other agreement or instrument contemplated by this Note or the Purchase Agreement, and such default shall continue unremedied for a period of ten (10) days after written notice to Issuer of such default;

  (f)          (i) Issuer or any Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Issuer shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Issuer or any Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief of any such adjudication of appointment or (B) remains undismissed, undischarged or unbonded for a period of thirty (30) days; or (iii) there shall be commenced against Issuer or any Subsidiary any case, proceeding other action seeking issuance of a warrant of attachment, execution, distrait or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof; or (iv) Issuer or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth in clauses (i), (ii) or (iii) above; or (v) Issuer or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, then, and in any such event, (1) if such event is an Event of Default specified in subsection (e) above of this Section 10 with respect to Issuer, automatically this Note (with all accrued and unpaid interest thereon) and all other amounts owing under this Note, including the Premium Payment, as applicable, shall immediately become due and payable, and (2) if such event is any other Event of Default, Purchasers holding a majority in original principal amount of the Notes may, by written notice to Issuer, declare the Notes (with all accrued and unpaid interest thereon) and all other amounts owing under this Note, including the Premium Payment, as applicable, to be due and payable forthwith, whereupon the same shall immediately become due and payable.  Except as expressly provided above in this Section 10, presentation, demand, protest and all other notices of any kind are hereby expressly waived by Issuer.

11.         CERTAIN ADJUSTMENTS.  The Conversion Price and number of Conversion Shares issuable upon exercise of this Note are subject to adjustment from time to time as set forth in this Section 11.

  (a)         Stock Dividends and Splits.  If after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares issuable on exercise of this Note shall be increased in proportion to such increase in outstanding shares and the then applicable Conversion Price shall be correspondingly decreased.

  (b)         Aggregation of Shares.  If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of this Note shall be decreased in proportion to such decrease in outstanding shares and the then applicable Conversion Price shall be correspondingly increased.

  (c)         Replacement of Securities Upon Reorganization, etc.  If after the date hereof any capital reorganization or reclassification of the Common Stock of Issuer, or consolidation or merger of Issuer with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event (each, a “Fundamental Transaction”) shall be effected, then, as a condition of such Fundamental Transaction, lawful and fair provision shall be made whereby the Purchaser of this Note shall thereafter have the right to convert and receive, upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of Common Stock of Issuer immediately theretofore convertible and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore convertible and receivable upon the exercise of the rights represented by this Note, had such Fundamental Transaction not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Purchaser of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares convertible upon the exercise of this Note) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.  Issuer shall not effect any such Fundamental Transaction unless prior to the consummation thereof the successor corporation (if other than Issuer) resulting from such Fundamental Transaction, or the corporation purchasing such assets in a Fundamental Transaction, shall assume by written instrument executed and delivered to the Purchaser of this Note the obligation to deliver to the Purchaser of this Note such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Purchaser may be entitled to.

  (d)         Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.  In the event Issuer shall at any time after the Closing Date issue shares of Common Stock (the “Additional Shares of Common Stock”), other than Exempt Issuances (as defined below), while any portion of this Note remains outstanding, without consideration or for a consideration per share less than then-effective Conversion Price, then the Conversion Price shall be reduced, concurrently with such issuance, to a price (calculated to the nearest one-hundredth of a cent), equal to the consideration per share paid by the purchasers for the Additional Shares of Common Stock. For purposes hereof, “Exempt Issuances” shall mean the issuance of (i) up to 1,000,000 shares of Common Stock to employees, officers and/or independent directors pursuant to an equity incentive plan approved by Issuer’s stockholders, provided such issuances are approved by Issuer’s Board of Directors, including approval of least 50% of Issuer’s independent directors, and (ii) up to 5,000,000 shares of Common Stock as part of mergers or acquisitions of businesses or assets, provided that the aggregate consideration for each such acquisition or merger does not exceed a multiple of 4 times the after-tax net income of the acquired business.

  (e)         Adjustment of Conversion Price Upon Issuance of Common Stock Equivalents.  In the event Issuer shall at any time after the Closing Date issue any Convertible Security (defined as evidences of indebtedness, shares of stock or other securities which are or may be at any time convertible into or exchangeable for shares of Common Stock) or warrant, option or other right to subscribe for or purchase any shares of Common Stock or any Convertible Security (a “Common Stock Equivalent”), while any portion of this Note remains outstanding, other than Exempt Issuances, and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Conversion Price, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended, and such price as so amended shall be less than the Conversion Price, then the Conversion  Price upon each such issuance or amendment shall be adjusted as provided in Section 11(d) above, on the basis that Additional Shares of Common Stock issuable pursuant to such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (i) the date on which Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (ii) the date of actual issuance of such Common Stock Equivalent.  No adjustment of the Conversion Price shall be made under this Section 11(e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefore, if any adjustment shall previously have been made in the Conversion Price then in effect upon the issuance of such warrants or other rights pursuant to this Section 11(e).

  (f)          Computation of Consideration.  The consideration received by Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by Issuer therefore; or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by Issuer for subscription, the subscription price; or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof.  The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents.  In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of stock other than Common Stock, Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.  In any case in which the consideration to be received or paid shall be other than cash, the Board of Directors of Issuer shall determine in good faith the fair market value of such consideration and promptly notify the Purchaser of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof.  If, within thirty (30) days after receipt of said notice, the Purchaser shall notify the Board of Directors of Issuer in writing of its objection to such determination, a determination of fair market value of such consideration shall be made by an appraiser selected by Issuer and approved by the Purchaser.  If Issuer and the Purchaser are unable to agree on the selection of an appraiser, the issue of selection of an appraiser shall be submitted to the American Arbitration Association.

  (g)         Readjustment of Conversion Price.  Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Conversion Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Conversion Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 11 after the issuance of such Common Stock Equivalent) had the adjustment of the Conversion Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by Issuer shall be deemed to have been received by Issuer.

  (h)         Treasury Shares.  In making any adjustment in the Conversion Price hereinbefore provided in this Section 11, the number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of Issuer.

  (i)          Calculations.  All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of Issuer, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

  (j)          Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 11, Issuer at its expense will promptly compute such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Price and adjusted number or type of Conversion Shares or other securities, cash or property issuable upon exercise of this Note (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, Issuer will promptly deliver a copy of each such certificate to the Purchaser and to Issuer’s transfer agent.

  (k)         Notice of Corporate Events.  If Issuer (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of Issuer or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for  (x) any sale of all or substantially all of its assets in one or a series of related transactions, (y) any tender offer or exchange offer (whether by Issuer or another person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (z) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of Issuer, then Issuer shall deliver to the Purchaser a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and Issuer will take all steps reasonably necessary in order to insure that the Purchaser is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

  (l)          Rights Upon Distribution Of Assets.  If Issuer shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Note, then, in each such case:

   (i)            any Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which (i) the numerator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the fair market value of the Distribution (as determined in good faith by Issuer’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

   (ii)           the number of Conversion Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Purchaser may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Conversion Shares, the terms of which shall be identical to those of the Warrant issued pursuant to the Purchase Agreement, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Purchaser pursuant to the Distribution had the Purchaser converted this Note immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the conversion price of this Note was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (i) and the number of Conversion Shares calculated in accordance with the first part of this paragraph (ii).

12.         PURCHASER REDEMPTION OPTION.  Upon written notice (the “Purchaser Redemption Notice”) by Purchaser no earlier than one day prior to the closing date of any New Financing and no later than forty-five (45) calendar days following the closing date of any New Financing (the “Purchaser Redemption Right”), Issuer shall make a cash payment in full of the entire principal amount of, and any accrued interest on, this Note, plus the Premium Payment (the “Purchaser Redemption Purchase Price”). Within three (3) business following receipt of Purchaser Redemption Notice, the Company shall deliver to Purchaser the Purchaser Redemption Purchase Price via federal funds wire transfer(s) of immediately available funds, in accordance with written instructions provided by Purchaser to the Company prior to the date thereof, and Purchaser and the Company agree to enter into such documents and make such representations, warranties and covenants as are reasonably customary in order to complete the redemption of this Note.

13.         ISSUER REDEMPTION OPTION.  In the event that (a) the closing bid price of Issuer’s Common Stock has exceeded 200% of the initial Conversion Price, as adjusted, for at least 20 consecutive trading days, (b) the average daily trading volume of Issuer Common Stock exceeds a value of US$250,000 per day during the same period, (c) Issuer’s Common Stock has not been suspended and is listed or quoted for trading on the NASDAQ or NYSE, and (d) an effective registration statement is in effect covering the Conversion Shares as provided in the Purchase Agreement or all of the Conversion Shares may then be freely sold without any limitations under SEC Rule 144, Issuer shall have the right (the “Issuer Redemption Right”), upon twenty (20) trading days prior written notice (“Issuer Redemption Notice”) to Purchaser and all other Purchasers, to redeem this Note and all (but not less than all) other Notes at their remaining principal amount, plus all accrued interest thereon plus the Premium Payment, as applicable (the “Issuer Redemption Purchase Price”). On the closing date set forth in the Redemption Notice, the Company shall deliver to Purchaser the Issuer Redemption Purchase Price via federal funds wire transfer(s) of immediately available funds, in accordance with written instructions provided by Purchaser to the Company prior to the date thereof, and Purchaser and the Company agree to enter into such documents and make such representations, warranties and covenants as are reasonably customary in order to complete the redemption of this Note and the other Notes. This Note (to the extent not converted) and any other Notes (to the extent not converted) shall no longer be convertible on the date that is twenty (20) trading days following the date that Purchaser and all other Purchasers have been notified of the exercise of the Issuer Redemption Right by Issuer, provided that payment of the Issuer Redemption Purchase Price is paid to the Purchaser and all other Purchasers within five (5) business days thereafter.

14.         ENFORCEABILITY.  The Issuer acknowledges that this Note and the Issuer’s obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Issuer under this Note or the obligations of any other person or entity relating to this Note.  The Transaction Documents set forth the entire agreement and understanding of the Purchaser and the Issuer, and the Issuer absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Issuer hereunder, or the obligations of any other person or entity relating hereto or thereto or to the obligations of the Issuer hereunder or otherwise in any action or proceeding brought by the Purchaser to collect on the Note, or any portion thereof (provided, however, that the foregoing shall not be deemed a waiver of the Issuer’s right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the Issuer’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Purchaser in any separate action or proceeding).  The Issuer acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to the Transaction Documents or with respect to the obligations of the Issuer thereunder, except those specifically set forth in the Transaction Documents.  Issuer agrees to pay all costs and expenses of Purchaser related to Purchaser’s enforcement of the obligations of the Issuer hereunder and the collection of all sums payable hereunder, including but not limited to reasonable attorneys’ fees and expenses, irrespective of whether litigation is commenced.  Any such amounts shall be payable on demand, with interest at the rate provided above for overdue principal and interest.

15.         WAIVER.  Issuer waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of any Transaction Document now or hereafter required by applicable law, and consents to any or all delays, extensions of time, renewals or releases with respect to any Transaction Document, and of any available security therefor, and agrees that no failure or delay on the part of the Purchaser, in the exercise of any power, right or remedy under this Note shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.  No notice to or demand on the Issuer shall be deemed to be a waiver of the obligation of the Issuer or of the right of the Purchaser, to take further action without further notice or demand as provided in any of the Transaction Documents.

16.         AMENDMENTS.  This Note may not be modified, amended, changed or terminated orally, except by an agreement in writing signed by the Issuer and the Required Purchasers.  Any amendment or waiver effected in accordance with this Section 16 shall be binding upon the Issuer, all holders of the Notes and each transferee of the Notes.  By acceptance hereof, Purchaser acknowledges that in the event the required consent is obtained, any term of this Note may be amended or waived without the consent of the Purchaser.

17.         USURIOUS INTEREST RATE.  Notwithstanding anything to the contrary contained in this Note, the interest paid or agreed to be paid hereunder shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Purchaser shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Note or, if it exceeds such unpaid principal, shall be refunded to the Issuer. In determining whether the interest contracted for, charged, or received by the Purchaser exceeds the Maximum Rate, the Issuer may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Note.

18.         COUNTERPARTS.  This Note may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

19.         NOTICES.  Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and in all cases addressed to the party to be notified at such party’s address as set forth above or as subsequently modified by written notice.

20.         GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  This Note and all acts and transactions pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.  The Issuer hereby irrevocably consents to the exclusive jurisdiction of any federal or state court located in the State of New York and consents that all service of process be sent by nationally recognized overnight courier service directed to the Issuer at the Issuer’s address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier.  The Issuer acknowledges and agrees that the venue provided above is the most convenient forum for both the Purchaser and the Issuer.  The Issuer waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.  THE ISSUER AND THE PURCHASER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE PURCHASER RELATING TO ENFORCEMENT OF THIS NOTE.  EXCEPT AS PROHIBITED BY APPLICABLE LAW, THE ISSUER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION RELATING TO ENFORCEMENT OF THIS NOTE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE PURCHASER TO MAKE FUNDS AVAILABLE TO THE ISSUER AND TO ACCEPT THIS NOTE.

21.         PARI PASSU NOTES.  Purchaser acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects with the other Notes.  In the event Purchaser receives payments in excess of its pro rata share of the Issuer’s payments to the holders of all of the Notes, then Purchaser shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

[Signature page follows]

IN WITNESS WHEREOF, the Issuer has duly executed this Convertible Promissory Note as of the date first written above.

ISSUER:

ONE BIO, CORP.

By:
Name:
Title:

PURCHASER:

By:
Name:
Title:

EXHIBIT B

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID THE SECURITIES ACT.

ONE BIO, CORP.

COMMON STOCK PURCHASE WARRANT

Warrant No. [___]	Dated: January 8, 2010

ONE Bio, Corp., a Florida corporation (the “Company”), hereby certifies that, for value received, [________], or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [________] shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price initially equal to the lesser of (i) [$_______] [the market value of the Common Stock as of the Initial [or Final] Closing Date, which shall be deemed equal to the volume weighted average sale price of the Company’s Common Stock for the ten (10) trading days ending immediately preceding the Initial [or Final] Closing Date], or (ii) 65% of the price per share offered by the Company in any publicly offered Common Stock or other equity-linked financing by the Company that is closed within nine (9) months of the Initial [or Final] Closing Date (as adjusted from time to time as provided in Section 9 hereof, the “Exercise Price”), at any time from **[January 8, 2010]**[or] **[the date of the Final Closing for Warrants issued in any Final Closing]** and through and including the date that is the earliest of (i) five years from the date this Warrant is first exercisable, or (ii) cancellation of this Warrant pursuant to Section 4(c) hereof (the “Expiration Date”), and subject to the following terms and conditions.  This Warrant (this “Warrant”) is one of a series of similar warrants (collectively, the “Warrants”) issued pursuant to that certain Securities Purchase and Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the “Securities Purchase Agreement”).

1.           Definitions.  In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

2.           Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.           Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Annex A duly completed and signed, to the transfer agent or to the Company at its address specified herein.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.           Exercise and Duration of Warrants.

  (a)           This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after **[January 8, 2010]**[or]**[the date of any Final Closing for Warrants issued in such Final Closing]** up to and including the Expiration Date.  At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if on the Expiration Date, there is no effective Registration Statement covering the resale of the Warrant Shares, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a “cashless exercise” basis at 6:30 P.M. New York City time on the Expiration Date.

  (b)           A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto as Annex B (the “Exercise Notice”), appropriately completed and duly signed along with the Warrant, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

  (c)           Insufficient Authorized Shares.  If at any time while this Warrant is outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant and Warrants of like tenor at least a number of shares of Common Stock equal to 120% (the “Required Reserve Amount”) of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the Warrants of like tenor then outstanding (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Warrants of like tenor then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

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5.           Delivery of Warrant Shares.

  (a)           The Holder shall not be required to physically surrender this Warrant unless this Warrant is being exercised in full.  To effect exercises hereunder, the Holder shall duly execute and deliver to the Company at its address for notice set forth herein, an Exercise Notice in the form of Annex B hereto, along with the Warrant Share Exercise Log in the form of Annex C hereto, and shall pay the Exercise Price, if applicable, multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder.  The Company shall promptly (but in no event later than three (3) Trading Days after the date of exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder a certificate for the Warrant Shares issuable upon such exercise.  The Company shall, upon request of the Holder, and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the SEC, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.  If by the third (3rd) Trading Day after exercise of this Warrant, the Company fails to deliver the required number of Warrant Shares, the Holder will have the right to rescind the exercise.  If by the third (3rd) Trading Day after exercise, the Company fails to deliver the required number of Warrant Shares, and if after such third Trading Day (3rd) and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy In”), then the Company shall (i) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock on the exercise date and (ii) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

  (b)           This Warrant is exercisable, either in its entirety or, from time to time, for a portion of at least 50,000 Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.

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  (c)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.           Charges, Taxes and Expenses.  Initial issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.           Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

8.           Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.  The Company will notify its transfer agent for the Common Stock of the reservation of shares of Common Stock as required under this provision.

9.           Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

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  (a)           Stock Dividends and Splits.  If after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Exercise Price shall be correspondingly decreased.

  (b)           Aggregation of Shares.  If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Exercise Price shall be correspondingly increased.

  (c)           Replacement of Securities Upon Reorganization, etc.  If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event (each, a “Fundamental Transaction”) shall be effected, then, as a condition of such Fundamental Transaction, lawful and fair provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such Fundamental Transaction not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such Fundamental Transaction unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such Fundamental Transaction, or the corporation purchasing such assets in a Fundamental Transaction, shall assume by written instrument executed and delivered to the Holder of this Warrant the obligation to deliver to the Holder of this Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

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  (d)           Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock.  In the event the Company shall at any time after the Closing Date issue shares of Common Stock (the “Additional Shares of Common Stock”), other than Exempt Issuances (as defined below), while any portion of this Warrant remains outstanding, without consideration or for a consideration per share less than the Exercise Price, then the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent), determined in accordance with the following formula:

EP2 = EP1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(a)           “EP2” shall mean the Exercise Price in effect immediately after such issue of Additional Shares of Common Stock;

(b)           “EP1” shall mean the Exercise Price in effect immediately prior to such issue of Additional Shares of Common Stock;

(c)           “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents (as defined below) outstanding immediately prior to such issue;

(d)           “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to EP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by EP1); and

(e)           “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

For purposes hereof, “Exempt Issuances” shall mean the issuance of (i) up to 5,000,000 shares of Common Stock to employees, officers and/or independent directors pursuant to an equity incentive plan approved by the Company’s stockholders, provided such issuances are approved by the Company’s Board of Directors, including approval of least 50% of the Company’s independent directors, and (ii) shares of Common Stock as part of mergers or acquisitions of businesses or assets.

  (e)           Adjustment of Exercise Price Upon Issuance of Common Stock Equivalents.  In the event the Company shall at any time after the Closing Date issue any Convertible Security (defined as evidences of indebtedness, shares of stock or other securities which are or may be at any time convertible into or exchangeable for shares of Common Stock) or warrant, option or other right to subscribe for or purchase any shares of Common Stock or any Convertible Security (a “Common Stock Equivalent”), while any portion of this Warrant remains outstanding, other than Exempt Issuances, and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Exercise Price, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended, and such price as so amended shall be less than the Exercise Price, then the Exercise Price upon each such issuance or amendment shall be adjusted as provided in Section 9(d) above, on the basis that Additional Shares of Common Stock issuable pursuant to such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (ii) the date of actual issuance of such Common Stock Equivalent.  No adjustment of the Exercise Price shall be made under this Section 9(e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefore, if any adjustment shall previously have been made in the Exercise Price then in effect upon the issuance of such warrants or other rights pursuant to this Section 9(e).

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  (f)           Computation of Consideration.  The consideration received by the Company shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Company therefore; or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Company for subscription, the subscription price; or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Company for or in connection with the underwriting thereof or otherwise in connection with the issue thereof.  The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Company for issuing such Common Stock Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalents.  In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.  In any case in which the consideration to be received or paid shall be other than cash, the Board of Directors of the Company shall determine in good faith the fair market value of such consideration and promptly notify the Holder of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof.  If, within thirty (30) days after receipt of said notice, the Holder shall notify the Board of Directors of the Company in writing of its objection to such determination, a determination of fair market value of such consideration shall be made by an appraiser selected by the Company and approved by the Holder.  If the Company and the Holder are unable to agree on the selection of an appraiser, the issue of selection of an appraiser shall be submitted to the American Arbitration Association.

  (g)           Readjustment of Exercise Price.  Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Exercise Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 9 after the issuance of such Common Stock Equivalent) had the adjustment of the Exercise Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company shall be deemed to have been received by the Company.

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  (h)           Treasury Shares.  In making any adjustment in the Exercise Price hereinbefore provided in this Section 9, the number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

  (i)           Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

  (j)           Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities, cash or property issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

  (k)           Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for  (x) any sale of all or substantially all of its assets in one or a series of related transactions, (y) any tender offer or exchange offer (whether by the Company or another person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (z) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten business days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

  (l)           Rights Upon Distribution Of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

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 (i)           any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the fair market value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

 (ii)           the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

10.         Payment of Exercise Price.  The Holder shall pay the Exercise Price in immediately available funds; provided, however, that any time the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

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  For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11.         Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

12.         Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Securities Purchase Agreement prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Securities Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Securities Purchase Agreement.

13.         Securities Purchase Agreement.  The Warrant Shares for which this Warrant is exercisable are entitled to the benefits and subject to the limitations of the Securities Purchase Agreement, which include registration rights for the Warrant Shares.

14.         Miscellaneous.

  (a)           Subject to the restrictions on transfer set forth herein, this Warrant and the registration rights set forth in the Securities Purchase Agreement may be assigned by the Holder in not less than 50,000 Warrant Shares or in its entirety.  This Warrant may not be assigned by the Company except to a successor in the event of a sale of all or substantially all of the Company’s assets or a merger or acquisition of the Company.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentences, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

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  (b)           The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

  (C)           GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

  (c)           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

  (d)           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ONE BIO, CORP.

By:
Name:
Title:

12

ANNEX A

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase  ____________ shares of Common Stock of ONE Bio, Corp. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of ONE Bio, Corp. with full power of substitution in the premises.

Dated: __________________,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

ANNEX B

FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant]

To:  ONE BIO, CORP.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by ONE Bio, Corp., a Florida corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

____           “Cash Exercise” under Section 10

____           “Cashless Exercise” under Section 10

4.	If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated: __________________,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

ANNEX C

WARRANT SHARES EXERCISE LOG

DATE	NUMBER OF WARRANT SHARES AVAILABLE TO BE EXERCISED	NUMBER OF WARRANT SHARES EXERCISED	NUMBER OF WARRANT SHARES REMAINING TO BE EXERCISED

EXHIBIT C

EXECUTION COPY

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

ONE BIO, CORP.

AMENDED AND RESTATED PROMISSORY NOTE

$_________________	New York, New York Issued: August 12, 2010 Effective: As of June 30, 2010

FOR VALUE RECEIVED, the undersigned, ONE Bio, Corp., a Florida corporation with its principal office located at 19950 W. Country Club Drive, Suite 100, Aventura, Florida 33180 (“Issuer”), hereby unconditionally promises to pay to the order of ____________________________, a ________ (“Purchaser”), on the Maturity Date (as defined in Section 4 hereof), at the office of Purchaser located at _______________________________ or such other address designated by Purchaser, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________ ($_______________) Dollars.

1.             LOAN EXTENSION AND MODIFICATION AGREEMENT; PURCHASE AGREEMENT.  This Note hereby amends and restates that certain Convertible Promissory Note (the “Original Note”) originally issued to Purchaser in connection with that certain Securities Purchase and Registration Rights Agreement, dated as of January 8, 2010, by and among Issuer, Purchaser and certain other purchasers of the Original Notes (as such agreement may be amended from time to time, the “Purchase Agreement”).  This Note is issued in connection with that certain Loan Extension and Modification Agreement, dated as of August 12, 2010, by and among Issuer, Purchaser and certain other purchasers of the Original Notes (the “Loan Extension and Modification Agreement”).   Purchaser is entitled to the benefits of, and is subject to the terms of, the Purchase Agreement and the Loan Extension and Modification Agreement, and may enforce the performance of the Borrower’s obligations contained therein and exercise the remedies provided thereby.  All words and phrases used herein and not otherwise specifically defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement or in the Loan Extension and Modification Agreement to the extent the same are used or defined therein.

2.             HEADINGS, ETC.  The headings and captions of the numbered paragraphs of this Note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.  Whenever used, the singular number shall include the plural, the plural the singular, and the words “Purchaser” and “Issuer” shall include, respectively, their respective successors and assigns; provided, however, that Issuer shall in no event or under any circumstance have the right to assign or transfer its obligations under this Note.

3.             SECURITY.  The obligations of Issuer hereunder were initially secured by (a) certain pledges of securities of Issuer provided by certain of the issuer’s stockholders, and (b) certain guarantees made by Issuer’s two British Virgin Islands subsidiaries, and, upon any Final Closing was further secured by (c) certain  pledges of securities of certain of Issuer’s U.S. subsidiaries provided by Issuer, (d) certain guarantees made by certain of Issuer’s U.S. subsidiaries, (e) certain  pledges of securities of Issuer’s two British Virgin Islands subsidiaries provided by certain of Issuer’s U.S. subsidiaries, and (f) certain agreement, covenants and account control rights provided by Issuer’s indirect wholly-owned subsidiaries and their controlled operating companies in the People’s Republic of China, each as set forth in the Purchase Agreement or in ancillary agreements referred to in the Purchase Agreement, which Purchaser is entitled to the benefits of.

4.             MATURITY.  This Note shall mature on December 10, 2010, unless such date is extended to January 10, 2011 in writing by Purchaser in its sole discretion (such date, as if so extended, the “Maturity Date”).  On the Maturity Date, in addition to any payments required pursuant to Section 5 and Section 6 of this Agreement, all outstanding principal and any accrued and unpaid interest due and owing under this Note shall be immediately paid to Purchaser by Issuer.

5.             PREMIUM PAYMENT.  In addition to the payments required pursuant to Section 4 and Section 6 of this Note, on the Maturity Date, Issuer shall immediately pay to Purchaser a premium payment equal to twenty percent (20%) of the original principal amount due under this Note (the “Premium Payment”).

6.             ADDITIONAL PREMIUM PAYMENT UPON EXERCISE OF AN OVER-ALLOTMENT OPTION. In addition to the payments required pursuant to Section 4 and Section 5 of this Agreement, in the event that Issuer issues any shares of its Common Stock in connection with an over-allotment option granted to underwriters as part of any New Financing (as defined below), any proceeds received by Issuer in connection with such issuance shall first be paid to the Purchasers holding Amended Notes with outstanding principal balances (the “Additional Premium Payment”), provided that the aggregate Additional Premium Payment paid to all Purchasers holding Amended Notes shall not exceed six hundred seventy five thousand dollars ($675,000).  The Additional Premium Payment shall be paid on a pro-rata basis to the Purchasers based on the principal balance due to each such Purchaser under the Amended Notes as of the date hereof relative to the outstanding balance due to all Purchasers under all the Amended Notes as of the date hereof.  For purposes of the foregoing, the term “New Financing” shall mean any public offering of Common Stock or other publicly-offered equity or convertible debt financing by Issuer that is closed on or prior to the Maturity Date.

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7.             INTEREST; INTEREST RATE; PAYMENT.  (a) The Note shall bear interest (other than interest accruing as a result of a failure by Issuer to pay any amount when due as set forth in subparagraph (b) below) at an annual interest rate equal to eight percent (8%) per annum on the then outstanding principal balance (the “Interest Rate”).  Interest (other than interest accruing as a result of a failure by Issuer to pay any amount when due as set forth in subparagraph (b) below) shall accrue until all amounts owed under the Note shall be fully repaid and shall be due and payable quarterly in arrears on the last business day of each calendar quarter following the issuance date.

(b)            If all or a portion of the principal amount of the Note or any interest payable thereon shall not be repaid when due whether on the applicable repayment date, by acceleration or otherwise, such overdue amounts shall bear interest at a rate per annum that is three percent (3%) above the Interest Rate from the date of such non-payment until such amount is paid in full (before as well as after judgment).

(c)            All payments to be made by Issuer hereunder shall be made, without setoff or counterclaim, in lawful money of the United States by check or wire transfer in immediately available funds.

8.             PAYMENT RIGHTS UPON MERGER, CONSOLIDATION, ETC.; VOLUNTARY PREPAYMENT.  If, at any time, prior to the Maturity Date, Issuer proposes to consolidate or effect any other corporate reorganization with, or merge into, another corporation or entity that previously did not hold, directly or indirectly, more than twenty percent (20%) of the Company’s Common Stock, whereby  such corporation or entity immediately subsequent to such consolidation, merger or reorganization will own capital stock of Issuer or entity surviving such merger, consolidation or reorganization representing more than fifty (50%) percent of the combined voting power of the outstanding securities of Issuer or such entity immediately after such consolidation, merger or reorganization, or has the right to elect nominees to a represent a majority of Issuer’s Board of Directors (a “Change of Control Event”), then Issuer shall provide Purchaser with at least ten (10) days’ prior written notice of any such proposed action, and Purchaser will, at its option, have the right to demand immediate payment of all amounts due and owing under the Note (including all accrued and unpaid interest and the payment of the Premium Payment and Additional Premium Payment) in cash or in Company Common Stock valued at the lesser of (i) the closing price of the Company Common Stock on the date of the mailing of such written notice or (ii) $6.077 per share.  Purchaser will give Issuer written notice of such demand within five (5) days after receiving notice of the Change of Control Event.  All amounts due and owing hereunder shall be paid by Issuer to Purchaser within five (5) days from the date of such written notice via federal funds wire transfer(s) of immediately available funds, or in the case of the issuance of Company Common Stock in lieu of cash, the issuance shall take place prior to the consummation of the Change of Control Event, in accordance with written instructions provided to Issuer by Purchaser.

9.             ASSURANCES WITH RESPECT TO PURCHASER’S RIGHTS.  Issuer shall not, by amendment of its Certificate of Incorporation or By-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Issuer but shall at all times in good faith assist in the carrying out of all the provisions of this Agreement.

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10.           EVENTS OF DEFAULT.  If any of the following events (each, an “Event of Default”) shall occur and be continuing:

(a)            Issuer shall fail to pay any amount payable under this Note within three (3) business days after such payment becomes due in accordance with the terms hereof;

(b)            Issuer or any Subsidiary shall fail to pay when due, and it shall continue unremedied for a period of ten (10) calendar days, whether upon acceleration, prepayment obligation or otherwise, any indebtedness and/or other sums payable by Issuer or any Subsidiary;

(c)            dissolution, termination of existence, suspension or discontinuance of business (other than as a result of a consolidation of one or more of Issuer’s subsidiaries with Issuer or another subsidiary) or ceasing to operate as going concern of Issuer or any Subsidiary;

(d)            any representation or warranty made or deemed made by Issuer herein, in the Purchase Agreement or in any other agreement, certificate or instrument contemplated by this Note or the Purchase Agreement or that is contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Original Note, this Note or the Purchase Agreement shall have been incorrect in any material respect on or as of the date made or deemed made;

(e)            Issuer shall default, in any material respect, in the observance or performance of any other agreement contained in this Note, Sections 6, 11.3(c), 12, 14 or 15 of the Purchase Agreement, the Company Pledge and Security Agreement, the US Subsidiary Guarantee and Pledge and Security Agreements, the BVI Subsidiary Guarantee and Security Agreements, the WFOE Collateral Security Agreements, the Acknowledgement Agreements, or any other agreement or instrument contemplated by the Original Note, this Note or the Purchase Agreement, and such default shall continue unremedied for a period of ten (10) days after written notice to Issuer of such default;

(f)            (i) Issuer or any Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Issuer shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Issuer or any Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief of any such adjudication of appointment or (B) remains undismissed, undischarged or unbonded for a period of thirty (30) days; or (iii) there shall be commenced against Issuer or any Subsidiary any case, proceeding other action seeking issuance of a warrant of attachment, execution, distrait or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof; or (iv) Issuer or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth in clauses (i), (ii) or (iii) above; or (v) Issuer or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due,

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then, and in any such event, (1) if such event is an Event of Default specified in subsection (e) above of this Section 10 with respect to Issuer, automatically this Note (with all accrued and unpaid interest thereon) and all other amounts owing under this Note, including the Premium Payment and Additional Premium Payment, as applicable, shall immediately become due and payable, and (2) if such event is any other Event of Default, Purchasers holding a majority in original principal amount of the Notes may, by written notice to Issuer, declare the Notes (with all accrued and unpaid interest thereon) and all other amounts owing under this Note, including the Premium Payment and Additional Premium Payment, as applicable, to be due and payable forthwith, whereupon the same shall immediately become due and payable.  Except as expressly provided above in this Section 10, presentation, demand, protest and all other notices of any kind are hereby expressly waived by Issuer.

11.           PURCHASER REDEMPTION OPTION.  Upon written notice (the “Purchaser Redemption Notice”) by Purchaser no earlier than one day prior to the closing date of any New Financing and no later than forty-five (45) calendar days following the closing date of any New Financing (the “Purchaser Redemption Right”), Issuer shall make a cash payment in full of the entire principal amount of, and any accrued interest on, this Note, plus the Premium Payment and Additional Premium Payment, as applicable (the “Purchaser Redemption Purchase Price”). Within three (3) business following receipt of Purchaser Redemption Notice, the Company shall deliver to Purchaser the Purchaser Redemption Purchase Price via federal funds wire transfer(s) of immediately available funds, in accordance with written instructions provided by Purchaser to the Company prior to the date thereof, and Purchaser and the Company agree to enter into such documents and make such representations, warranties and covenants as are reasonably customary in order to complete the redemption of this Note.

12.           ISSUER REDEMPTION OPTION.  Upon twenty (20) Trading Days prior written notice (the “Issuer Redemption Notice”) by Issuer to Purchaser and all other Purchasers, Issuer shall have the right to redeem this Note and all (but not less than all) other Notes in exchange for payment to each such Purchaser the sum of:  (i) the remaining principal amount under the respective Note, (ii) all accrued interest thereon, (iii) the Premium Payment, plus (iv) the Additional Premium Payment, as applicable (the sum of (i) through (iv), hereinafter referred to as the “Issuer Redemption Purchase Price”).  On the closing date set forth in the Redemption Notice, the Company shall deliver to Purchaser the Issuer Redemption Purchase Price via federal funds wire transfer(s) of immediately available funds, in accordance with written instructions provided by Purchaser to the Company prior to the date thereof, and Purchaser and the Company agree to enter into such documents and make such representations, warranties and covenants as are reasonably customary in order to complete the redemption of this Note and the other Notes.

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13.           ENFORCEABILITY.  Issuer acknowledges that this Note and Issuer’s obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of Issuer under this Note or the obligations of any other person or entity relating to this Note.  The Transaction Documents set forth the entire agreement and understanding of Purchaser and Issuer, and Issuer absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of Issuer hereunder, or the obligations of any other person or entity relating hereto or thereto or to the obligations of Issuer hereunder or otherwise in any action or proceeding brought by Purchaser to collect on the Note, or any portion thereof (provided, however, that the foregoing shall not be deemed a waiver of Issuer’s right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Issuer’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Purchaser in any separate action or proceeding).  Issuer acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to the Transaction Documents or with respect to the obligations of Issuer thereunder, except those specifically set forth in the Transaction Documents.  Issuer agrees to pay all costs and expenses of Purchaser related to Purchaser’s enforcement of the obligations of Issuer hereunder and the collection of all sums payable hereunder, including but not limited to reasonable attorneys’ fees and expenses, irrespective of whether litigation is commenced.  Any such amounts shall be payable on demand, with interest at the rate provided above for overdue principal and interest.

14.           WAIVER.  Issuer waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of any Transaction Document now or hereafter required by applicable law, and consents to any or all delays, extensions of time, renewals or releases with respect to any Transaction Document, and of any available security therefor, and agrees that no failure or delay on the part of Purchaser, in the exercise of any power, right or remedy under this Note shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.  No notice to or demand on Issuer shall be deemed to be a waiver of the obligation of Issuer or of the right of Purchaser, to take further action without further notice or demand as provided in any of the Transaction Documents.

15.           AMENDMENTS.  This Note may not be modified, amended, changed or terminated orally, except by an agreement in writing signed by Issuer and the Required Purchasers.  Any amendment or waiver effected in accordance with this Section 15 shall be binding upon Issuer, all holders of the Notes and each transferee of the Notes.  By acceptance hereof, Purchaser acknowledges that in the event the required consent is obtained, any term of this Note may be amended or waived without the consent of Purchaser.

16.           USURIOUS INTEREST RATE.  Notwithstanding anything to the contrary contained in this Note, the interest paid or agreed to be paid hereunder shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If Purchaser shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Note or, if it exceeds such unpaid principal, shall be refunded to Issuer. In determining whether the interest contracted for, charged, or received by Purchaser exceeds the Maximum Rate, Issuer may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Note.

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17.            COUNTERPARTS.  This Note may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

18.            NOTICES.  Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and in all cases addressed to the party to be notified at such party’s address as set forth above or as subsequently modified by written notice.

19.            GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  This Note and all acts and transactions pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.  Issuer hereby irrevocably consents to the exclusive jurisdiction of any federal or state court located in the State of New York and consents that all service of process be sent by nationally recognized overnight courier service directed to Issuer at Issuer’s address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier.  Issuer acknowledges and agrees that the venue provided above is the most convenient forum for both Purchaser and Issuer.  Issuer waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.  ISSUER AND PURCHASER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF PURCHASER RELATING TO ENFORCEMENT OF THIS NOTE.  EXCEPT AS PROHIBITED BY APPLICABLE LAW, ISSUER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION RELATING TO ENFORCEMENT OF THIS NOTE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PURCHASER TO MAKE FUNDS AVAILABLE TO ISSUER AND TO ACCEPT THIS NOTE.

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20.            PARI PASSU NOTES.  Purchaser acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon and any Premium Payment and Additional Premium Payment shall be pari passu in right of payment and in all other respects with the other Notes.  In the event Purchaser receives payments in excess of its pro rata share of Issuer’s payments to the holders of all of the Notes, then Purchaser shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

[Signature page follows]

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IN WITNESS WHEREOF, Issuer has duly executed this Amended and Restated Promissory Note as of the date in August 2010 first written above, but with intended effect from and after June 30, 2010.

ISSUER:

ONE BIO, CORP.

By:
Name:
Title:

PURCHASER:

By:
Name:
Title:

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EXHIBIT D

FORM OF WARRANT TO BE DELIVERED UPON THE NEW FINANCING IN
ACCORDANCE WITH THE TERMS DESCRIBED HEREIN

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID THE SECURITIES ACT.

ONE BIO, CORP.

COMMON STOCK PURCHASE WARRANT

Warrant No. [___]	Issued _______, 201_

This Warrant (this “Warrant”) is being issued to [________], and its registered assigns (the “Holder”), in connection with that certain Securities Purchase and Registration Rights Agreement, dated as of January 8, 2010, by and among ONE Bio, Corp., a Florida corporation (the “Company”), the Holder and certain other purchasers (as such agreement has been modified by the terms of the Loan Extension and Modification Agreement (as defined below), and as it may be further amended from time to time, the “Securities Purchase Agreement”).  This Warrant, together with an Amended Promissory Note (the “Amended Note”) dated August 12, 2010, has been issued to Holder in connection with that certain Loan Extension and Modification Agreement, executed as of August 12, 2010, but with intended effectiveness as of June 30, 2010, by and among the Company, the Holder and certain other purchasers (the “Loan Extension and Modification Agreement”).   This Warrant is one of a series of similar warrants (collectively, the “Warrants”) that are being issued pursuant to the Securities Purchase Agreement upon the closing of a New Financing (as defined below), which closing immediately preceded the issuance of the Warrants.

The Company hereby certifies that, for value received, the Holder is entitled to purchase from the Company, up to a total of [________] shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price initially equal to 65% of the price per share offered by the Company in any New Financing (as defined below) that is closed prior to the Amended Maturity Date (as defined in the Amended Note) ((i) and (ii), as adjusted from time to time as provided in Section 9 hereof, the “Exercise Price”), at any time from the date of issuance hereof, which was the date on which the Company closed a public offering of Common Stock or other equity or convertible debt financing (“New Financing”) through and including the date that is the earlier of: (a) the expiration of the five (5) year period that commenced on the date that the Company closed a New Financing or (b) cancellation of this Warrant pursuant to Section 4(b) hereof (the “Expiration Date”), provided however, that in no event shall the Expiration Date occur prior to the Company’s repayment in full of all obligations under the Amended Note held by  Holder and subject to the following terms and conditions.

1.           Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement or Loan Extension and Modification Agreement.

2.           Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.           Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Annex A duly completed and signed, to the transfer agent or to the Company at its address specified herein.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.           Exercise and Duration of Warrants.

  (a)           This Warrant shall be exercisable by the registered Holder at any time and from time to time from the date of issuance set forth above up through and including the Expiration Date.  At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if on the Expiration Date, there is no effective Registration Statement covering the resale of the Warrant Shares, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a “cashless exercise” basis at 6:30 P.M. New York City time on the Expiration Date.

  (b)           A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto as Annex B (the “Exercise Notice”), appropriately completed and duly signed along with the Warrant, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

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  (c)            Insufficient Authorized Shares.  If at any time while this Warrant is outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant and Warrants of like tenor at least a number of shares of Common Stock equal to 120% (the “Required Reserve Amount”) of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the Warrants of like tenor then outstanding (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Warrants of like tenor then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

5.           Delivery of Warrant Shares.

  (a)            The Holder shall not be required to physically surrender this Warrant unless this Warrant is being exercised in full.  To effect exercises hereunder, the Holder shall duly execute and deliver to the Company at its address for notice set forth herein, an Exercise Notice in the form of Annex B hereto, along with the Warrant Share Exercise Log in the form of Annex C hereto, and shall pay the Exercise Price, if applicable, multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder.  The Company shall promptly (but in no event later than three (3) Trading Days after the date of exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder a certificate for the Warrant Shares issuable upon such exercise.  The Company shall, upon request of the Holder, and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the SEC, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.  If by the third (3rd) Trading Day after exercise of this Warrant, the Company fails to deliver the required number of Warrant Shares, the Holder will have the right to rescind the exercise.  If by the third (3rd) Trading Day after exercise, the Company fails to deliver the required number of Warrant Shares, and if after such third Trading Day (3rd) and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy In”), then the Company shall (i) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock on the exercise date and (ii) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

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  (b)           This Warrant is exercisable, either in its entirety or, from time to time, for a portion of at least 50,000 Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.

  (c)            The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.           Charges, Taxes and Expenses.  Initial issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.           Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

8.           Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.  The Company will notify its transfer agent for the Common Stock of the reservation of shares of Common Stock as required under this provision.

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9.           Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

  (a)            Stock Dividends and Splits.  If after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Exercise Price shall be correspondingly decreased.

  (b)           Aggregation of Shares.  If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Exercise Price shall be correspondingly increased.

  (c)            Replacement of Securities Upon Reorganization, etc.  If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event (each, a “Fundamental Transaction”) shall be effected, then, as a condition of such Fundamental Transaction, lawful and fair provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such Fundamental Transaction not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such Fundamental Transaction unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such Fundamental Transaction, or the corporation purchasing such assets in a Fundamental Transaction, shall assume by written instrument executed and delivered to the Holder of this Warrant the obligation to deliver to the Holder of this Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

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  (d)           Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock.  In the event the Company shall at any time after the Closing Date issue shares of Common Stock (the “Additional Shares of Common Stock”), other than Exempt Issuances (as defined below), while any portion of this Warrant remains outstanding, without consideration or for a consideration per share less than the Exercise Price, then the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent), determined in accordance with the following formula:

EP2 = EP1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(a)           “EP2” shall mean the Exercise Price in effect immediately after such issue of Additional Shares of Common Stock;

(b)           “EP1” shall mean the Exercise Price in effect immediately prior to such issue of Additional Shares of Common Stock;

(c)           “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents (as defined below) outstanding immediately prior to such issue;

(d)           “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to EP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by EP1); and

(e)           “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

For purposes hereof, “Exempt Issuances” shall mean the issuance of (i) up to 5,000,000 shares of Common Stock to employees, officers and/or independent directors pursuant to an equity incentive plan approved by the Company’s stockholders, provided such issuances are approved by the Company’s Board of Directors, including approval of least 50% of the Company’s independent directors, and (ii) shares of Common Stock as part of mergers or acquisitions of businesses or assets.

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  (e)            Adjustment of Exercise Price Upon Issuance of Common Stock Equivalents.  In the event the Company shall at any time after the Closing Date issue any Convertible Security (defined as evidences of indebtedness, shares of stock or other securities which are or may be at any time convertible into or exchangeable for shares of Common Stock) or warrant, option or other right to subscribe for or purchase any shares of Common Stock or any Convertible Security (a “Common Stock Equivalent”), while any portion of this Warrant remains outstanding, other than Exempt Issuances, and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Exercise Price, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended, and such price as so amended shall be less than the Exercise Price, then the Exercise Price upon each such issuance or amendment shall be adjusted as provided in Section 9(d) above, on the basis that Additional Shares of Common Stock issuable pursuant to such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (ii) the date of actual issuance of such Common Stock Equivalent.  No adjustment of the Exercise Price shall be made under this Section 9(e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefore, if any adjustment shall previously have been made in the Exercise Price then in effect upon the issuance of such warrants or other rights pursuant to this Section 9(e).

  (f)            Computation of Consideration.  The consideration received by the Company shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Company therefore; or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Company for subscription, the subscription price; or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Company for or in connection with the underwriting thereof or otherwise in connection with the issue thereof.  The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Company for issuing such Common Stock Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalents.  In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.  In any case in which the consideration to be received or paid shall be other than cash, the Board of Directors of the Company shall determine in good faith the fair market value of such consideration and promptly notify the Holder of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof.  If, within thirty (30) days after receipt of said notice, the Holder shall notify the Board of Directors of the Company in writing of its objection to such determination, a determination of fair market value of such consideration shall be made by an appraiser selected by the Company and approved by the Holder.  If the Company and the Holder are unable to agree on the selection of an appraiser, the issue of selection of an appraiser shall be submitted to the American Arbitration Association.

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  (g)           Readjustment of Exercise Price.  Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Exercise Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 9 after the issuance of such Common Stock Equivalent) had the adjustment of the Exercise Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company shall be deemed to have been received by the Company.

  (h)           Treasury Shares.  In making any adjustment in the Exercise Price hereinbefore provided in this Section 9, the number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

  (i)             Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

  (j)             Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities, cash or property issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

  (k)            Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for  (x) any sale of all or substantially all of its assets in one or a series of related transactions, (y) any tender offer or exchange offer (whether by the Company or another person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (z) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten business days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

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  (l)             Rights Upon Distribution Of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

  (i)           any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the fair market value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

  (ii)           the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

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10.           Payment of Exercise Price.  The Holder shall pay the Exercise Price in immediately available funds; provided, however, that any time the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

12.           Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Securities Purchase Agreement prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Securities Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Securities Purchase Agreement.

13.           Securities Purchase Agreement.  The Warrant Shares for which this Warrant is exercisable are entitled to the benefits and subject to the limitations of the Securities Purchase Agreement, which include registration rights for the Warrant Shares.

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14.         Miscellaneous.

  (a)            Subject to the restrictions on transfer set forth herein, this Warrant and the registration rights set forth in the Securities Purchase Agreement may be assigned by the Holder in not less than 50,000 Warrant Shares or in its entirety.  This Warrant may not be assigned by the Company except to a successor in the event of a sale of all or substantially all of the Company’s assets or a merger or acquisition of the Company.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentences, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

  (b)           The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

  (C)           GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

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  (c)            The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

  (d)            In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ONE BIO, CORP.

By:
Name:
Title:

13

FORM OF WARRANT TO BE DELIVERED UPON THE NEW FINANCING IN
ACCORDANCE WITH THE TERMS DESCRIBED HEREIN

ANNEX A

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase  ____________ shares of Common Stock of ONE Bio, Corp. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of ONE Bio, Corp. with full power of substitution in the premises.

Dated: ______________,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

FORM OF WARRANT TO BE DELIVERED UPON THE NEW FINANCING IN
ACCORDANCE WITH THE TERMS DESCRIBED HEREIN

ANNEX B

FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant]

To:  ONE BIO, CORP.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by ONE Bio, Corp., a Florida corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

____           “Cash Exercise” under Section 10

____           “Cashless Exercise” under Section 10

4.	If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated: ______________,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

ANNEX C

WARRANT SHARES EXERCISE LOG

DATE	NUMBER OF WARRANT SHARES AVAILABLE TO BE EXERCISED	NUMBER OF WARRANT SHARES EXERCISED	NUMBER OF WARRANT SHARES REMAINING TO BE EXERCISED